Exhibit 99.1

Sidoti & Company, LLC
5th Annual West Coast Emerging
Growth Institutional Investor Forum
September 28-29, 2006

Disclosure
When used in this presentation, filings by Vineyard National Bancorp ("Company") with the Securities and
Exchange Commission ("SEC"), or other public or stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe" or similar expressions are intended to identify
"forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The
Company wishes to caution you that all forward-looking statements are necessarily speculative and not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Also, the Company wishes to advise you that various risks and uncertainties could affect the Company's financial performance and cause actual results for future periods to differ materially from those anticipated or projected. Specifically, the Company cautions you that important factors could affect the Company's business and cause actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company, including: general economic conditions in its market area, particularly changes in economic conditions in the real estate industry or real estate values in our market, changes in market interest rates, increased loan prepayments, risk associated with credit quality, and other risks with respect to its business and/or financial results detailed in the Company's press releases and filings with the SEC. You are urged to review the risks described in such releases and filings. The risks highlighted herein should not be assumed to be the only factors that could affect future performance of the
Company. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Creativity

Flexibility

VINEYARD BANK
VINEYARD
Mobile Unit
VINEYARD
Respect
Devotion
Honor
Strength
Spirit
Pride
Triumph
Heart
Valor
Remembrance
Hero
Truth
Allegiance
Character
Glory
Leadership
Soldier
Patriot
Freedom
Passion
Power
Courage
Bravery
Loyalty
Destiny

VINEYARD BANK

vineyardbank.com

Creating New Experiences

Our Values
Integrity
The bottom line…
It’s all about People

Overview
m
Traded on the NASDAQ Global Market System under the symbol  VNBC”
m
Market price – closed at $27.41 (Sept. 20, 2006)
m
$2.1 billion in assets (August 1, 2006 – includes acquisition of Rancho Bank)
m
Shares outstanding – approximately 10.6 million (Sept. 20, 2006)
m
Market Capitalization – approximately $300 million (Sept. 20, 2006)
m
Inside ownership most recent quarter end – approximately 15%
m
Institutional ownership most recent quarter end – approximately 40%

Overview
At June 30, 2006
Price Valuation Measures
m
12 month trailing price to earnings (“P/E”) – 14.16
m
Forward P/E fiscal year end Dec. 31, 2007 – 9.97 (based on analysts estimates)
m
Price/Book most recent quarter (“mrq”)– 2.33
m
Stated Book Value Per Share (mrq)– $11.54
m
Diluted Book Value Per Share (mrq) – $11.75
m
Analyst coverage – four (4)
♦
Cohen Bros. & Company
♦
RBC Capital Markets
♦
Sandler O’Neill & Partners, L.P.
♦
Sidoti & Company, LLC

Capital
Management
Balance Sheet
Effectiveness
Operational
Efficiency
Consistent
EPS Growth
Key Financial Principles
Financial Highlights

Bancorp Net Earnings
Dollars shown in all tables are in thousands (except for per share information)
Period-ended	Net Earnings	Diluted Earnings Per Share	Return On Avg. Common Equity
Year to Date June 30, 2006	$9,600	$0.94	19%
Year Ended Dec. 31, 2005	$18,900	$1.89	21%
Year Ended Dec. 31, 2004	$14,000	$1.55	29%
Vineyard National Bancorp
Summary Results 2004-2006

Bank Net Earnings
Dollars shown in all tables are in thousands (except percentage information)
Period-ended	Net Earnings	Return on Avg. Assets	Efficiency Ratio
Year to Date June 30, 2006	$13,100	1.45%	47%
Year Ended Dec. 31, 2005	$23,900	1.54%	45%
Year Ended Dec. 31, 2004	$17,000	1.47%	44%
Vineyard National Bancorp
Summary Results 2004-2006

FORTUNE
Custom Reprint
100
Fastest
Growing
Companies
#63
Featuring
Vineyard National Bancorp

CORONA CALIF.

Ticker: *VNBC*
Stock Price, 8/24/06: **$26.69**

Earnings-Per Share Growth, Three-year annual rate: **46%**
Earnings-Per-Share Growth, Three-year. annual rate, Rank: **84**

Net Income, Past Four Quarters (millions)*: **$18.7**

Revenue Growth, Three-year annual rate: **70%**

Revenue Growth, Three-year annual rate, Rank: **16**

Revenue, Past four quarters (millions): **$127.5**

Total Return, Three-year annual rate: **38%**

Total Return, Three-year annual rate, Rank: **69**

P/E, Current Fiscal Year Est.: **13**

Financial holding company.

*Through the quarter ended March 31, 2006

The Class of '06
Welcome to our annual ranking of supercharged performers
VINEYARD NATIONAL BANCORP
#63
VINEYARD

2nd consecutive
year
National Recognition

Other Achievements
m
Acquisition of Rancho Bank, a commercial bank
headquartered in San Dimas, Ca., completed July 31, 2006
m
Stock appreciation growth over 1,900% (Oct. 2000 thru 2nd
quarter 2006)
m
Inclusion in the Russell 2000 index
m
Recognized by US Banker as one of the Top 100 Publicly
Traded Mid-Tier Banks in 2005 & 2006
m
Alumni inclusion in Sandler O’Neill’s “2005 Bank and Thrift
Sm-All Stars”
m
2005 - Rated “Market Cap Champion” by Carpenter &
Company $1 billion - $10 billion Asset Class, five year stock appreciation

The Inland Empire…
m
Represents the counties of Riverside and San Bernardino,
one of the fastest growing regions in the United States
m
Major distribution hub for goods coming in through the
Los Angeles Harbors
m
Availability of “affordable” and buildable land for
housing, commercial and retail development in support of
the Los Angeles and Orange County regions
m
Intersection or half way point between: Los Angeles and
Palm Desert, Pomona Valley and Temecula Valley,
Newport Coast and Coachella Valley

What Makes Vineyard
Unique?

Our Vision
We are a community bank
dedicated to relationships and the
experiences we create

Organization and Operating
Strategies

Key Strategic Drivers
m
Diverse asset base and organizational structure
m
Operating efficiency
m
Operate within 20 unique markets
m
Development and enhancement of 10 specialty products
m
Branding and Marketing of the Vineyard Franchise
♦
In target geographic markets
♦
In target product markets

Next 1-2 yrs: Core Relationship Management & Build Out
Other
High/ Mid
Non- Profit
Entrepreneur/ Private Banking
Low/ Mid
Cash Mgmt

Coastal
Construction
SBA
Commercial/
Business
Multi-
Family
Income
Property
Tract
Construction
Future 3-5 yrs: Organic Growth
Strategic Plan
Past 6 yrs: Community Banking
20+ Unique Markets
10+ Expert Niches
Future 5-7/10 yrs & Beyond: Franchise Maturity

$1,900,000
$1,700,000
$1,500,000
$1,300,000
$1,100,000
$900,000
$700,000
$500,000
$300,000
$100,000

	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2004	Dec. 31, 2005	June 30, 2006
Total Assets	$191,700	$385,900	$888,000	$1,312,500	$1,713,600	$1,864,000

Dollars in thousands

Assets

$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0

	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2004	Dec. 31, 2005	June 30, 2006
Net Loans	$136,200	$250,300	$589,600	$1,015,000	$1,359,300	$1,535,600
Total Deposits	$159,400	$287,500	$603,300	$965,500	$1,277,000	$1,525,600

Dollars in thousands

Total Loans and Deposits
* includes loans held for sale
 *

Capital Strategy
m
Support Organic Growth
m
Efficient tools for effective execution and purpose
♦
Shelf registration – $125 million (Sept. 2005)
m
$93 million remaining as of June 30, 2006
♦
PIPE
♦
Trust preferred
♦
Strategic acquisition
m
Reduce funding costs
m
Accretive to earnings
m
Minimal dilutive impact to shareholders
m
Maintain consistent capital ratios
♦
Holding Company
♦
Bank

20.0%
16.0%
12.0%
8.0%
4.0%
0.0%

	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2004	Dec. 31, 2005	June 30, 2006
Leverage Capital	12.5%	11.6%	10.3%	11.3%	11.7%	11.1%
Tier 1 Capital	15.1%	13.9%	12.7%	12.4%	12.2%	11.5%
Total Capital	16.1%	15.0%	13.9%	13.5%	13.1%	12.5%

Bank Capital
Adequacy Ratios

Strategic Focus
Our future is as diverse as
  our markets

Santa Clarita
San Buenaventura
Oxnard
Thousand Oaks
West Hollywood
Los Angeles
Santa Monica
Inglewood
Torrance
Rancho Palos Verdes
Carson
Monrovia
Glendora
Alhambra
Whittier
La Habra
Brea
Rialto
Ontario
Colton
Redlands
Highland
Yucaipa
Hesperia
Riverside
Fountain Valley
Costa Mesa
Tustin
Lake Forest
Mission Viejo
Laguna Niguel
San Clemente
Temecula
Hemet
Palm Springs
Cathedral City
Oceanside
Carlsbad
Vista
Escondido
Encinitas
Poway
Santee
El Cajon
La Mesa
San Diego
National City
Chula Vista
0
42.5mi
Copyright (C) 2006 SNL Financial LC. All rights reserved

Ventura
County
SanGabriel Valley
West
Side
Orange
County
Palm
Desert
Temecula
Valley
North
San Diego
●
Full Service Banking Center
▪
Loan Production Office
Our Markets
Northern
CA
●

Summary Thoughts

100%
80%
60%
40%
20%
0%

	Net Loans	Assets	Deposits	Net Income	Diluted EPS
CAGR	77%	73%	67%	98%	66%

2000 - 2005 “CAGR”
Compounded Annual Growth Rate

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0

	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31 2004	Dec. 31, 2005	YTD June 2005	YTD June 2006
Net Income	$1,200	$3,000	$8,000	$14,000	$18,900	$9,200	$9,600

Dollars in thousands

Earnings

$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
50%
40%
30%
20%
10%
0%
$0.25
$0.52
$1.09
$1.55
$1.89
$0.93
$0.94
11.7%
22.2%
41.0%
28.6%
21.1%
21.5%
19.4%
YE 2001
YE 2002
YE 2003
YE 2004
YE 2005
YTD June 2005
YTD June 2006
Diluted EPS
ROACE (Annualized)

Earnings –
Return on Average Common Equity

Summary Thoughts
m
The Bank continues to assemble talented, and well-established professionals driven on value-added, relationship banking
m
The Company continues to deliver returns to its shareholders by providing properly incented product groups within a unique distribution network
m
The Company and the Bank will continue to focus on what our customers need and strive to deliver results which exceed expectations
Employees, Customers, Investors….
“PEOPLE are our most valuable asset”

Thank you
www.vnbcstock.com